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                                                            LIST OF SUBSIDIARIES

                                                                    Exhibit 21.1

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3472680 Canada, Inc. (Holdco)

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Apoyo Empresarial de Servicios, S. de R.L. de C.V.

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Carabunga.com. Inc.

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Comlink, S.A.

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Connect, S.A.

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Contact Center Holdings, S.L. ("CCH")

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Customer Care (General) Insurance Agency Limited

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Customer Care Life Insurance Agency Limited f/k/a
3472663 Canada, Inc.

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Difusio Telemarketing Grup, S.A. ("DTG")

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Digital Creators, Inc.

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EDM International, Inc.

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GFD Belfast, Ltd.

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Inversiones Caspio, S.L. (a single shareholder company)

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Newgen Dealer Pricing Center, Inc.

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Newgen Management Services, Inc.

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Newgen Results Canada, Ltd.

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Newgen Results Corporation

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Pamet River, Inc.

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Percepta UK Limited

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Percepta, LLC

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Servicios y Administraciones de Bajio S. de R.L. de
C.V.

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TeleTech (UK) Limited

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TeleTech Argentina S.A.

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Teletech Brasil Servicios De Informatica Ltda

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TeleTech Brasil, Ltda

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TeleTech Canada, Inc.

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TeleTech Customer Care Management (California), Inc.

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TeleTech Customer Care Management (Colorado), Inc.

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TeleTech Customer Care Management (General), Inc.

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TeleTech Customer Care Management (GS), Inc.

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TeleTech Customer Care Management (Ireland) Limited

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TeleTech Customer Care Management (New York), Inc.

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TeleTech Customer Care Management (Pennsylvania), LLC

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TeleTech Customer Care Management (South America),
Inc.

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TeleTech Customer Care Management
(Telecommunications), Inc.

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TeleTech Customer Care Management
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(Texas), Inc.

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TeleTech Customer Care Management (West Virginia),
Inc.

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TeleTech Customer Care Management, Inc.

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TeleTech Customer Care Solutions (Japan), Inc.

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TeleTech Customer Management Pte. Ltd.

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TeleTech Customer Services, Inc.

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TeleTech Facilities Management (Parcel Customer
Support), Inc.

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TeleTech Facilities Management (Postal Customer
Support), Inc.

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TeleTech Financial Services Management, LLC

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TeleTech Germany GmbH

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TeleTech Health Services Management, Inc.

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TeleTech International Holdings, Inc.

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TeleTech International Pty Ltd.

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TeleTech Limited New Zealand

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TeleTech Mexico, S.A. de C.V.

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TeleTech Services Corporation

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TeleTech South America Holdings, Inc.

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T-TEC LABS, INC.

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TTEC Nevada, Inc.

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Zigzag 200, S.L.

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